UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2022

Bioventus Inc.
(Exact name of registrant as specified in charter)

Delaware	001-37844	81-0980861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
4721 Emperor Boulevard, Suite 100
Durham, North Carolina 27703
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (919) 474-6700
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17     CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common Stock, $0.001 par value per share	BVS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 2.02.    Results of Operations and Financial Condition.
On April 26, 2022, Bioventus Inc. (the “Company”) issued a press release announcing its estimated preliminary selected financial results for the quarter ended April 2, 2022. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
These estimated preliminary results for the quarter ended April 2, 2022 are derived from the preliminary internal financial records of Bioventus Inc. and are subject to revisions based on our procedures and controls associated with the completion of our financial reporting, including all the customary reviews and approvals. These estimated preliminary results should not be viewed as a substitute for financial statements prepared in accordance with U.S. GAAP. The Company’s independent registered public accounting firm has not conducted a review of, and does not express an opinion or any other form of assurance with respect to, these estimated preliminary results. It is possible that the Company or its independent registered public accounting firm may identify items that would require us to make adjustments to the preliminary estimates set forth in Exhibit 99.1 as we finalize the Company’s financial statements and that its actual results may differ materially from these preliminary estimates. Accordingly, undue reliance should not be placed on these preliminary estimates.
The information contained in this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.
Item 7.01. Regulation FD Disclosure.
Senior Notes Offering
On April 26, 2022, the Company issued a press release announcing that, subject to market conditions, its subsidiary, Bioventus LLC (the “Issuer”), intends to offer for sale $415 million in aggregate principal amount of its senior notes due 2027 (the “Notes”) in a private offering that is exempt from the registration requirements of the Securities Act. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
The Issuer intends to use the net proceeds from the offering of the Notes to (i) fund the remaining portion of the purchase price for the acquisition (“Acquisition”) of CartiHeal (2009) Ltd. (“CartiHeal”) pursuant to an Option and Equity Purchase Agreement, dated as of July 15, 2020 (the “Option Agreement”), among the Issuer, CartiHeal and certain persons listed therein, (ii) repay a portion of outstanding borrowings under our amended and restated credit facilities (the "Amended and Restated Credit Facilities"), and (iii) pay fees and expenses in connection with the offering of the Notes.
If (i) the consummation of the Acquisition does not occur on or before the date that is 75 days after the issue date of the Notes (or such later date if the end date is extended under the Option Agreement) (the “End Date”) or (ii) the Issuer determines that the consummation of the Acquisition will not occur on or before the End Date, then the Issuer will be required to redeem all of the outstanding Notes at a redemption price equal to 100% of the principal amount of the outstanding Notes, plus accrued and unpaid interest, if any, prior to, but excluding, the redemption date.
Concurrently with the offering, the Issuer intends to enter into an amendment to its Amended and Restated Credit Facilities, pursuant to which, the Amended and Restated Credit Facilities will be modified to, among other things, permit the incurrence of the notes and the consummation of the CartiHeal Acquisition, modify the financial covenant, modify the capacity for additional unsecured indebtedness and add additional leverage-based step ups in the interest rate applicable to the loans. The Third Amendment to the Credit Agreement is subject to the approval of the requisite lenders under our Amended and Restated Credit Facilities, and the effectiveness of the Third Amendment to the Credit Agreement will be conditioned upon the completion of the offering of the Notes.
Disclosures to Investors
In connection with the offering of the Notes, the Company is disclosing certain information, which has not previously been publicly reported, to prospective investors. Pursuant to Regulation FD, the Company is furnishing the information included as Exhibit 99.3 of this report, which is incorporated by reference herein.

The information included in this Item 7.01 and in Exhibits 99.2 and 99.3 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall any such information or exhibits be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such document.
This Current Report on Form 8-K does not and shall not constitute an offer to sell or the solicitation of an offer to buy the Notes, nor shall there be any offer, solicitation or sale of the Notes in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
Legal Notice Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, the expected timing of the closing of the Company’s acquisition of CartiHeal and related conditions to closing, the expected private offering of the Notes and the use of proceeds from the Notes and the expected amendment to the Company’s Amended and Restated Credit Facilities. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Factors that could cause actual results to differ materially from those contemplated in this Current Report on Form 8-K include, but are not limited to, our ability to complete the CartiHeal acquisition on expected timelines or at all; our ability to consummate the Notes financing described above on expected timelines or at all, our ability to recognize the benefits of the investment in CartiHeal; the adverse impacts on our business as a result of the COVID-19 pandemic; our dependence on a limited number of products; our ability to develop, acquire and commercialize new products, line extensions or expanded indications; the continued and future acceptance of our existing portfolio of products and any new products, line extensions or expanded indications by physicians, patients, third-party payers and others in the medical community; our ability to achieve and maintain adequate levels of coverage and/or reimbursement for our products, the procedures using our products, or any future products we may seek to commercialize; our ability to complete acquisitions or successfully integrate new businesses, products or technologies in a cost-effective and non-disruptive manner; including the potential CartiHeal acquisition; competition against other companies; and the other risks identified in the Risk Factors section of the Company’s public filings with the Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and as such factors may be further updated from time to time in the Company’s other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Except to the extent required by law, the Company undertakes no obligation to update or review any estimate, projection, or forward-looking statement. Actual results may differ materially from those set forth in the forward-looking statements.
Item 8.01.     Other Events.
As previously disclosed, on October 29, 2021, the Company acquired Misonix, Inc. (“Misonix”) for merger consideration totaling $526.9 million. The Company is also filing this Form 8-K to provide certain financial statements of Misonix and pro forma financial information with respect to the acquisition of Misonix which were not required to be disclosed by amendment to the Company’s Current Report on Form 8-K filed on October 29, 2021. The unaudited condensed financial statements of Misonix, Inc. as of and for each of the three months ended March 31, 2021, June 30, 2021 and September 30, 2021 and for the period from October 1, 2021 to October 29, 2021, and related notes, are filed as Exhibit 99.4 to this report and incorporated herein by reference. The unaudited pro forma condensed combined statements of operations of the Company and Misonix for the year ended December 31, 2021, and related notes, after giving effect to the acquisition of Misonix as if it had occurred on January 1, 2021, is filed as Exhibit 99.5 to this report and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits;

Exhibit No.	Description

99.1*	Earnings Press Release dated April 26, 2022.

99.2*	Launch Press Release dated April 25, 2022.
99.3*	Excerpts from disclosures to investors.

99.4
Unaudited statements of operations of Misonix, Inc. as of and for each of the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021 and for the period from October 1, 2021 to October 29, 2021.

99.5	Bioventus Inc. unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)
* Shall be deemed to be furnished, and not filed

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOVENTUS INC.

Date: April 26, 2022	By:	/s/ Anthony D’Adamio
Anthony D’Adamio Senior Vice President and General Counsel